SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                          2002 TARGET TERM TRUST INC.
                          ALL-AMERICAN TERM TRUST INC.
                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                           GLOBAL SMALL CAP FUND INC.
                          MANAGED HIGH YIELD FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.
                   TRIPLE A AND GOVERNMENT SERIES--1997, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:

--------------

                               PAINEWEBBER FUNDS
                          1285 Avenue of the Americas
                            New York, New York 10019

                                                               February   , 1996

Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

    After we acquired the Kidder, Peabody mutual funds last February, our enlarged menu of funds was confusing--too many had overlapping objectives or were too narrowly focused. During 1995, we consolidated many of our funds by focusing on those types of funds most investors want. This consolidation allowed us to lower expense ratios (in most cases) and to clarify fund names. These votes are the final phase of that fund consolidation.

    Meetings of your Fund and of other Funds within the PaineWebber fund complex are being held on April 11, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we usually have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money, one proxy statement has been prepared for the Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

    We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    Thank you for your attention to this matter and for your continuing investment in the Funds.

                                          Very truly yours,

                                          Margo N. Alexander
                                          President

--------------------------------------------------------------------------------
 Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each proposal.
--------------------------------------------------------------------------------

                             QUESTIONS AND ANSWERS

Q:  WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:  The purpose of this proxy is to ask you to vote on two primary issues:

    . to elect eleven Board members, and

    . to approve changes to your Fund's fundamental investment restrictions.

    For most of the Funds, this proxy is for a special meeting called specifically to consider those two issues. For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc. and Strategic Global Income Fund, Inc., however, this proxy is for the Fund's regular annual meeting. Therefore, to comply with legal requirements, shareholders of those Funds also are being asked to ratify the selection of their Fund's independent auditors for the current year.

Q:  WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A: In the past, when we have solicited proxies for your Fund, we have usually enclosed a proxy statement directed solely to the shareholders of one Fund. This time, however, shareholders of several Funds are being asked to approve the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money, one proxy statement has been prepared for all the Funds.

Q:  WHY ARE YOU RECOMMENDING A UNIFIED BOARD FOR THE FUNDS?

A: A Corporate Governance Task Force, comprised of a number of the Funds' existing Board Members, assisted by Mitchell Hutchins representatives, recommended to the Fund Boards, and they agreed, that PaineWebber funds should be governed by larger Boards composed of the same members. The Task Force concluded that this "unified" Board structure benefits the Funds by creating a diverse, experienced group of Board Members who understand the operations of the PaineWebber funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.

Q:  WHY HAS THE BOARD BEEN EXPANDED TO ELEVEN MEMBERS?

A: At the recommendation of the Corporate Governance Task Force, each Fund's Board has been expanded to include eleven members, eight of whom would be independent. The Task Force considered issues relating to the management and long-term welfare of the Funds. It recommended, and the Boards agreed to adopt, an expanded Board as part of an overall plan to coordinate and enhance the efficiency of the governance of the Funds. Expanding the size of the Boards is intended to facilitate the increased use of Board committees for different purposes, including the periodic review of the Funds' contractual and audit arrangements. The Fund Boards approved the Task Force recommendations and nominated eleven individuals drawn primarily from the existing Boards.

Q:  WILL THE PROPOSED CHANGES RESULT IN HIGHER ADVISORY FEES?

A: No. The advisory and administrative fees charged to each Fund will remain the same.

Q:  WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING
    CHANGED?

A: A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote--even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions when the Fund was created, and many of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Funds' Boards believe that fundamental investment restrictions that are not legally required should be eliminated and that the remaining fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility. The proposed changes also will eliminate minor differences in wording that may give rise to unintended differences in effect or interpretation.

Q: DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A: No. None of the proposals would change the investment objective of any Fund.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A: The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a material change in the level of investment risk for any Fund. However, the changes will allow each Fund greater flexibility to respond to future investment opportuni-ties by making changes in non-fundamental investment policies that, at a future time, its Board considers desirable. A shareholder vote will not be necessary for future changes to non-fundamental investment policies or restrictions.

Q:  WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of each Fund has recommended that you vote "FOR" the nominees for Board Member and "FOR" each Proposal that applies to your Fund.

--------------------------------------------------------------------------------
  THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH
  OF THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.
--------------------------------------------------------------------------------

                          2002 TARGET TERM TRUST INC.
                          ALL-AMERICAN TERM TRUST INC.
                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                           GLOBAL SMALL CAP FUND INC.
                          MANAGED HIGH YIELD FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.
                   TRIPLE A AND GOVERNMENT SERIES--1997, INC.
                              -------------------
                                   NOTICE OF
                  SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 11, 1996
                              -------------------
TO THE SHAREHOLDERS:

    Meetings of the shareholders of each of the above-listed investment companies ("Funds") will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York, on April 11, 1996 at 11:00 a.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:

        (1) For each Fund, to elect eleven members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

        (2) For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc. and Strategic Global Income Fund, Inc., to ratify the selection of independent auditors for its current fiscal year;

        (3) For each Fund, to approve certain changes to its fundamental investment restrictions and policies; and

        (4) For each Fund, to transact such other business as may properly come before the meetings and any adjournments thereof.

    For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc. and Strategic Global Income Fund, Inc., the meetings will be the Funds' annual meetings. For the other Funds, the meetings are special meetings.

    You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on February 16, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards,

                                          DIANNE E. O'DONNELL
                                          Secretary

February   , 1996
1285 Avenue of the Americas
New York, New York 10019

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY
 CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL
 OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

        1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

        2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

        3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                                   VALID SIGNATURE
------------------------------------------------------------   -------------------------------
Corporate Accounts
        (1) ABC Corp........................................   ABC Corp.
                                                               John Doe, Treasurer
        (2) ABC Corp........................................   John Doe, Treasurer
        (3) ABC Corp. c/o John Doe, Treasurer...............   John Doe
        (4) ABC Corp. Profit Sharing Plan...................   John Doe, Trustee
Partnership Accounts
        (1) The XYZ Partnership.............................   Jane B. Smith, Partner
        (2) Smith and Jones, Limited Partnership............   Jane B. Smith, General Partner
Trust Accounts
        (1) ABC Trust Account...............................   Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee u/t/d 12/28/78.............   Jane B. Doe
Custodial or Estate Accounts
        (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
            UGMA/UTMA.......................................   John B. Smith
        (2) Estate of John B. Smith.........................   John B. Smith, Jr.,
                                                               Executor

                          2002 TARGET TERM TRUST INC.
                          ALL-AMERICAN TERM TRUST INC.
                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                           GLOBAL SMALL CAP FUND INC.
                          MANAGED HIGH YIELD FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.
                   TRIPLE A AND GOVERNMENT SERIES--1997, INC.
                          1285 Avenue of the Americas
                            New York, New York 10019
                              -------------------
                                PROXY STATEMENT
    SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 11, 1996
                              -------------------

    This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies ("Funds") in connection with the solicitation by their respective Boards of proxies to be used at meetings ("Meetings") of Shareholders to be held on April 11, 1996, at 11:00 a.m., Eastern time, or any adjournment or adjournments thereof. For 2002 Target Term Trust Inc., Global High Income Dollar Fund Inc., and Strategic Global Income Fund, Inc., the Meetings are the Funds' annual meetings of Shareholders. For each other Fund, the meetings are Special Meetings. This proxy statement is being first mailed to
Shareholders on or about February   , 1996.

    Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act") and is organized as a Maryland corporation. Each Fund's shares of common stock are referred to as "Shares," and the holders of the Shares are "Shareholders"; each Fund's board of directors is referred to as a "Board," and the directors are "Board Members"; and each Fund's articles of incorporation are referred to as its "Charter." A listing of the formal name for each Fund and the shorthand name for each Fund that is used in this proxy statement is set forth below.

                                                            NAME                  PROPOSALS
                                                    AS USED IN THIS PROXY       APPLICABLE TO
                  FUND NAME                               STATEMENT                 FUND
----------------------------------------------   ---------------------------   ---------------
2002 TARGET TERM TRUST INC. ..................   2002 Trust                       1, 2 and 3
ALL-AMERICAN TERM TRUST INC. .................   All-American                     1 and 3
GLOBAL HIGH INCOME DOLLAR FUND INC. ..........   Global High Income Dollar        1, 2 and 3
GLOBAL SMALL CAP FUND INC. ...................   Global Small Cap                 1 and 3
MANAGED HIGH YIELD FUND INC. .................   Managed High Yield               1 and 3
STRATEGIC GLOBAL INCOME FUND, INC. ...........   Strategic Global                 1, 2 and 3
TRIPLE A AND GOVERNMENT SERIES--1997, INC. ...   TAGS                             1 and 3

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the investment adviser and administrator for each Fund. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which, in turn, is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber has, from time to time, acted as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of each Fund's Shares. Mitchell Hutchins Institutional Investors, Inc. ("MHII"), a wholly-owned subsidiary of Mitchell Hutchins, serves as sub-adviser to TAGS. The principal business address of each of Mitchell Hutchins, MHII, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019. Goldman Sachs Funds Management, L.P. ("GSFM") serves as the sub-adviser for 2002 Trust. GSFM is a limited partnership indirectly controlled by Goldman Sachs Group, L.P. through Goldman Sachs Funds Management, Inc. The principal business address of GSFM is One New York Plaza, New York, New York 10004. GE Investment Management Inc. ("GEIM"), a subsidiary of General Electric Company, serves as sub-adviser to Global Small Cap. The principal business address of GEIM is 3003 Summer Street, Stamford, Connecticut 06905.

                               VOTING INFORMATION

    For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.

    In the event that a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    The solicitation of proxies, the cost of which will be borne by the Funds (and by the other funds within the PaineWebber fund complex that currently are soliciting proxies on substantially the same matters), will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins or PaineWebber, who will not receive any compensation therefor from the participating funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the participating funds,
who will be paid aggregate fees and expenses of approximately $      for
soliciting services.

    Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposal 3, for which the required vote is a percentage of the Shares present or outstanding.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Information as to the number of outstanding Shares of each Fund as of the record date, February 16, 1996 ("Record Date") is set forth below:

                FUND                      NUMBER OF SHARES OUTSTANDING
------------------------------------  ------------------------------------
2002 Trust
All-American
Global High Income Dollar
Global Small Cap
Managed High Yield
Strategic Global
TAGS

    A listing of the owners of more than 5% of the shares of any Fund as of January 31, 1996 is set forth in Exhibit A.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY REQUEST COPIES OF THAT FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019, OR BY CALLING 1-800-647-1568.

    Each full Share of each Fund outstanding is entitled to one vote and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote with respect to each matter to be voted upon by the Shareholders of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                              -------------------

                     PROPOSAL 1--ELECTION OF BOARD MEMBERS

    RELEVANT FUNDS. All Funds.

    DISCUSSION. The Board of each Fund has acted to expand its membership to eleven members and has nominated the eleven individuals identified below for election to the related Fund's Board at its Meeting. Under Proposal 1, Shareholders of each Fund are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits B through F hereto. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of Shareholders or until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.

    The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflect an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the PaineWebber fund complex. This plan was developed by a Corporate Governance Task Force comprised of a number of current Board Members who are not "interested persons" of the Funds, as defined in the 1940 Act ("independent" Board Members) with the advice of their counsel, and assisted by representatives of Mitchell Hutchins and Fund counsel. The Corporate Governance Task Force considered various matters related to the management and long-term welfare of the Funds and made recommendations to the Boards, including proposals concerning the size and composition of the Boards, committee structures, fees and related matters. These proposals, the substance of which is summarized below, were adopted by the Boards at meetings in November, 1995. The nominees for independent Board memberships were selected by the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposal 1, no Shareholder action is required with respect to the Corporate Governance Task Force recommendations.

    Consistent with the recommendations of the Corporate Governance Task Force, and concurrently with this proxy solicitation, shareholders of other funds within the PaineWebber fund complex are also being asked to elect the below-listed nominees to the boards of their funds. However, the election of the nominees for the Board of any Fund is not conditioned upon their election to the Board of any other Fund or of any other fund within the PaineWebber fund complex.

    The Boards believe that coordinated governance through a unified group of Board Members will benefit each of the Funds. Despite some recent consolidations, the PaineWebber fund complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs and the recent acquisition of the asset management business of Kidder, Peabody Asset Management Inc. The PaineWebber fund complex currently includes [66] portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies. These include money market funds; bond funds that invest in corporate and other bonds with varying maturities and risk characteristics; municipal bond funds; balanced funds that invest in combinations of debt and equity securities; growth funds that invest in a wide variety of domestic equity securities; and global funds that invest in debt or equity securities from around the world. The Boards believe that the Funds will benefit from the experience that each nominee will gain by serving on the Boards of such a diverse group of funds. Coordinated governance within the PaineWebber fund complex also will reduce the possibility that the separate Boards might arrive at conflicting decisions regarding the operations and management of the Funds and any resulting costs.

    The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the expanded Boards. These nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Boards. Eight of the eleven nominees have no affiliation or business connection with PaineWebber or Mitchell Hutchins and would be independent Board Members. Independent Board Members are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management. They also constitute the members of the Boards' audit committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. With the exception
of [            ], each of the independent nominees already serves as an
independent Board Member for one or more funds within the PaineWebber fund complex and understands the operations of the complex.

    The proposed unified Board structure will require a greater expenditure of time by each Board Member. Election of the eleven nominees will permit the Boards to enhance their supervision of the Funds by increased use of a committee structure. Under the Board structure envisioned by the Corporate Governance Task Force and adopted by the Boards, each Board's audit committee is being divided into two sub-committees, each comprised of four of the independent Board Members. Each sub-committee will function as an audit and contract review committee that periodically will review the contractual and audit arrangements for Funds having similar characteristics and will report and make recommendations to the full Board. The sub-committee structure will enable Board members both to develop expertise about particular Funds, while still benefiting from the experience and knowledge of the full Boards. Other committees may be used in the future. It is anticipated that the full Boards will have five regularly scheduled meetings per year.

    As recommended by the Corporate Governance Task Force, the compensation paid to independent Board Members will change. Under the new structure, each independent Board Member will be paid annual fees of $1,000 per Fund and will receive an attendance fee of $150 for each Board meeting and for each committee meeting (other than committee meetings held on the same date as a Board meeting). The chairman of the audit committee, and the chairman of the audit and contract review subcommittee of which the chairman of the audit committee is not a member, will receive additional annual compensation from the PaineWebber funds of $15,000. Interested Board Members will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings. Tables setting forth information relating to the compensation paid to Board Members during the past fiscal and calendar years are attached as Exhibits C. Pursuant to the recommendations of the Corporate Governance Task Force, each Board Member will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old.

    The nominees for election as Board Members, their ages, and a description of their principal occupations are listed in the table below. A table indicating the stock ownership of each nominee as of January 31, 1996, is attached as Exhibit D.

                                BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS;
         NOMINEE; AGE                         OTHER DIRECTORSHIPS
------------------------------  -----------------------------------------------

Margo N. Alexander;* 48.......  Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins
                                (since January, 1995). Mrs. Alexander is an executive vice president and director of PaineWebber. Mrs. Alexander also is a director or trustee of 3 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS;
         NOMINEE; AGE                         OTHER DIRECTORSHIPS
------------------------------  -----------------------------------------------
Richard Q. Armstrong; 60......  Mr. Armstrong is chairman and principal of RQA
                                Enterprises (management consulting firm) (since April 1991 and principal occupation since March
                                1995). Mr. Armstrong is also a director of Hi Lo Automotive, Inc. He was chairman of the board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of the New England Consulting Group (management consulting firm) (December 1992-September
                                1993). He was managing director of LVMH U.S.
                                Corporation (U.S. subsidiary of the French luxury goods conglomerate, Louis Vuitton Moet Hennessey Corporation) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987-1991). Mr. Armstrong also is a director or trustee of 6 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

E. Garrett Bewkes, Jr.;* 69...  Mr. Bewkes is a director of, and a consultant to, PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American Bakeries Company. Mr. Bewkes is also a director of Interstate Bakeries Corporation and NaPro Bio-Therapeutics, Inc. Mr. Bewkes also is a director or trustee of 24 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard Burt; 47..............  Mr. Burt is chairman of International Equity
                                Partners (international investments and
                                consulting firm) (since March 1994) and a partner of McKinsey & Company (management consulting firm) (since 1991). He is also a director of American Publishing Company. He was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt also is a director or trustee of 7 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Mary C. Farrell;* 46..........  Ms. Farrell is a managing director, senior investment strategist, and member of the Investment Policy Committee of PaineWebber. Ms. Farrell joined PaineWebber in 1982. She is a member of the Financial Women's Association and Women's Economic Roundtable, and is employed as a regular panelist on Wall $treet Week with Louis Rukeyser. She serves on the Board of Overseers of New York University's Stern School of Business.

Meyer Feldberg; 53............  Mr. Feldberg is Dean and Professor of
                                Management of the Graduate School of Business, Columbia University. Prior to 1989, he was president of the Illinois Institute of Technology. Dean Feldberg is also a director of AMSCO International Inc., Federated Department Stores, Inc. and New World Communications Group Incorporated. Mr. Feldberg also is a director or trustee of 19 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS;
         NOMINEE; AGE                         OTHER DIRECTORSHIPS
------------------------------  -----------------------------------------------
George W. Gowen; 66...........  Mr. Gowen is a partner in the law firm of
                                Dunnington, Bartholow & Miller. Prior to May
                                1994, he was partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen is also a director of Columbia Real Estate Investments, Inc. Mr. Gowen also is a director or trustee of 17 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Frederic V. Malek; 59.........  Mr. Malek is chairman of Thayer Capital
                                Partners (investment bank) and a co-chairman and director of CB Commercial Group Inc. (real estate). From January 1992 to November 1992, he was campaign manager of Bush-Quayle '92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990, he was president of Northwest Airlines Inc., NWA Inc. (holding company of Northwest Airlines Inc.) and Wings Holdings Inc. (holding company of NWA Inc.). Prior to 1989, he was employed by the Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an executive vice president and president of Marriott Hotels and Resorts. Mr. Malek is also a director of American Management Systems, Inc., Automatic Data Processing, Inc., Avis, Inc., FPL Group, Inc., National Education Corporation and Northwest Airlines Inc. Mr. Malek also is a director or trustee of 17 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Carl W. Schafer; 60...........  Mr. Schafer is president of the Atlantic
                                Foundation (charitable foundation supporting mainly oceanographic exploration and research). He also is a director of Roadway Express, Inc. (trucking), The Guardian Group of Mutual Funds, Evans Systems, Inc. (a motor fuels, convenience store and diversified company), Hidden Lake Gold Mines Ltd. (gold mining), Electronic Clearing House, Inc. (financial transactions processing), Wainoco Oil Corporation and Nutraceutix Inc. (biotechnology). Prior to January 1993, Mr. Schafer was chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute. Mr. Schafer also is a director or trustee of 17 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

[NAME, AGE AND BIOGRAPHY OF
  THE ELEVENTH NOMINEE TO BE
  INSERTED]

John R. Torell III; 56........  Mr. Torell is chairman of Torell Management,
                                Inc. (financial advisory firm), partner of Zilkha & Company (merchant banking and private investment company) and chairman of Telesphere Corporation (electronic provider of financial information). He is the former chairman and chief executive officer of Fortune Bancorp (1990-1991 and 1990-1994, respectively). He is the former chairman, president and chief executive officer of CalFed, Inc. (savings association) (1988 to 1989) and former president of Manufacturers Hanover Corp. (bank) (prior to 1988). Mr. Torell is also a director of American Home Products Corp., Volt Information Sciences Inc., and New Colt Inc. (armament manufacturer). Mr. Torell also is a director or trustee of 7 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

------------
* Indicates "interested person" of the Funds as defined by the 1940 Act, by reason of his or her position with Mitchell Hutchins, PaineWebber or PW Group or share ownership in PW Group and/or the General Electric Company (the parent company of the sub-adviser of Global Small Cap).

    Each Board met seven times during its most recently completed fiscal year with the exception of the Boards for All-American, Strategic Global, and Global Small Cap, which met eight, six, and nine times, respectively. Each Board has an audit committee consisting of its independent Board Members. Each of the members attended 75% or more of Board meetings during each Fund's most recently completed fiscal year, with the exception of Mr. Burt with respect to 2002 Trust and Mr. William D. White (who is not standing for re-election) with respect to TAGS. The audit committee of each Board met one time during each Company's most recently completed fiscal year. Tables indicating the membership of the audit committee for each Fund and providing additional information concerning the current Board and its audit committee are attached as Exhibits E and F. The duties of the audit committee are (a) to review reports prepared by the Company's independent auditors, including reports on the Company's internal accounting control procedures; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary.

    Information concerning Fund officers is set forth in Exhibit G.

    The Boards do not have standing nominating or compensation committees. Each Board Member who was a member of a Fund's audit committee attended 75% or more of the committee meetings.

    REQUIRED VOTE. In the election of each Board, the candidates receiving the affirmative vote of a plurality of the votes cast for the election of Board Members will be elected, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 1.

                              -------------------

                     PROPOSAL 2--RATIFICATION OF SELECTION
                      OF INDEPENDENT AUDITORS OF THE FUNDS

    RELEVANT FUNDS. 2002 Trust, Global High Income Dollar and Strategic Global.

    DISCUSSION. Under Proposal 2, Shareholders of each relevant Fund are asked to ratify their Board's selection of independent auditors ("Auditors") for their Fund. The Auditors for each Fund audit the Fund's financial statements for each year and prepare the Fund's federal and state annual income tax returns.

    During the last fiscal year, Ernst & Young LLP served as Auditors for 2002 Trust and Strategic Global, and Price Waterhouse LLP served as Auditors for Global High Income Dollar. The Boards of each of these Funds have selected their respective Auditors to continue to serve in that capacity for the current fiscal year, subject to ratification by Shareholders of each of those Funds at the Meetings.

    Representatives of the Auditors are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence. Ernst & Young LLP and Price Waterhouse LLP have informed the Funds for which they will act as Auditors that they have no material direct or indirect financial interest in those Funds.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of each Fund's Auditors unless contrary instructions are given.

    REQUIRED VOTE. For each Fund, approval of Proposal 2 requires a vote of a majority of the votes cast with respect to Proposal 2 at the Meeting, provided a quorum is present.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                              -------------------

           PROPOSAL 3--APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                     RESTRICTIONS AND POLICIES OF EACH FUND

    RELEVANT FUNDS. Changes are proposed for all Funds, but some of the proposed changes apply only to certain Funds. See "Proposed Changes," below, for listings of the Funds to which each specific change applies.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval.

    Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new funds have been created within the PaineWebber fund complex over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

    Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. Existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions.

    The Boards believe that the proposed changes to the Funds' fundamental restrictions will enhance management's ability efficiently and effectively to manage the Funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

    The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below. Shareholders should refer to Exhibit FR to this proxy statement for the text of the Funds' existing fundamental restrictions. Shareholders should note, however, that for some Funds certain of the fundamental restrictions that are treated separately below currently may be combined within a single existing fundamental restriction.

    The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of fundamental restrictions under Proposal 3. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

    If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' prospectuses and statements of additional information will be revised, as appropriate, to reflect those changes. This will occur as soon as practicable following the Meetings. In those cases in which a Fund's practice has been to state its fundamental restrictions both in its prospectus (as affirmative policies) and in its statement of additional information (as restrictions), adoption of Proposal 3 will result in a change to both. Proposal 3 will not result in a change to any Fund's investment objective, even though it also constitutes a fundamental policy.

    If approved by the Shareholders, these revisions must be filed with the Securities and Exchange Commission ("SEC") and are subject to a comment and review process. To the extent necessary to comply with regulatory comments or to conform with the definitions and other terminology used in a Fund's prospectus or statement of additional information, the language of these provisions may be subject to further modification. However, any material change would require Shareholder approval.

    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

       1. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR DIVERSIFIED FUNDS.

        Funds to Which This Change Applies: 2002 Trust, All-American, Global Small Cap, Managed High Yield and TAGS.

        Proposed Text of Fundamental Restriction:

        "The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies."

    With respect to Funds that may invest in municipal obligations, the following interpretation applies to, but is not a part of, this fundamental restriction: "Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity."

    Similarly, with respect to Funds that may invest in mortgage- and asset-backed securities, the following interpretation applies to, but is not a part of, this fundamental restriction: "Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company."

        Discussion: All of the above referenced Funds are "diversified" investment companies under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as "diversified" for that purpose. These Funds have stated their diversification restrictions in several different ways, and their current restrictions are somewhat more limiting than is necessary in order to qualify as "diversified" funds. For example, some Funds' restrictions do not reflect exceptions to the legally required restriction for investments in securities of other investment companies. The Funds' current restrictions also do not refer to the required limitation on holding more than 10% of an issuer's voting securities.

       2. MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

        Funds to Which This Change Applies: All Funds.

        Proposed Text of Fundamental Restriction:

    Except as specified below, the following text will apply to all Funds:

        "The Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities."

    With respect to 2002 Trust and TAGS, the following exception will be added at the end of the foregoing fundamental restriction to conform with the Fund's existing concentration policy:

      "and except that the Fund, under normal circumstances, will invest 25% or more of its total assets in mortgage- and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation."

        Discussion: The proposed changes to the Funds' fundamental concentration policy would clarify that the limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and would eliminate minor inconsistencies in the wording of the Funds' existing restrictions. The existing policies of 2002 Trust and TAGS to concentrate in the mortgage and asset-backed securities industry would also be continued.

       3. MODIFICATION OF FUNDAMENTAL RESTRICTION ON SENIOR SECURITIES AND BORROWING.

        Funds to Which This Change Applies: All Funds.

        Proposed Text of Fundamental Restriction:

        "The Fund will not issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes."

        Discussion: The 1940 Act establishes limits on the ability of the Funds to engage in leverage through borrowings or the issuance of other "senior securities," a term that is defined, generally, to refer to Fund obligations that have a priority over the Fund's Shares with respect to the distribution of Fund assets or the payment of dividends. Currently, the fundamental restrictions for most of the Funds allow them to issue senior securities in amounts up to the regulatory maximum, and that authority would be continued under the proposed language. The proposed language would eliminate minor inconsistencies in the wording of the Funds' existing restrictions.

    In the case of Managed High Yield, however, the current fundamental restriction limits the Fund's borrowings to 10% of total assets and provides that borrowings may only be for temporary or emergency purposes. The current fundamental restriction for Managed High Yield also provides that the Fund may not purchase additional portfolio securities at a time when its borrowings exceed 5% of total assets. The proposed changes would relax this fundamental restriction for Managed High Yield. The Managed High Yield Board believes that changing the Fund's fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board is not at this time making any change to Managed High Yield's operating policy with respect to borrowings. Rather, the Fund will become subject to a non-fundamental, operating policy that contains the same substantive limitation on borrowings as is set forth in the current fundamental restriction. As with all non-fundamental operating policies, this policy could be changed by the Board without further Shareholder approval.

       4. MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

        Funds to Which This Change Applies: All Funds.

        Proposed Text of Fundamental Restriction:

        "The Fund will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures or other debt securities and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."

        Discussion: The proposed change to this fundamental restriction would eliminate minor differences in the wording of the Funds' current restrictions for greater uniformity and to avoid unintended limitations.

    The proposed change also clarifies that loans of portfolio securities will be excluded from the general fundamental restriction on making loans. For most Funds, this does not represent any change in fundamental policy. However, in the case of Managed High Yield Fund, the proposed change would eliminate language in the current fundamental restriction that limits securities lending to 25% of the Fund's assets. The Boards believe that the Funds should not be subject to a fundamental restriction on securities lending and that each Board should be able to govern the extent of securities lending through a non-fundamental policy.

    Subject, where necessary, to approval of this Proposal 3 by the Shareholders, the Boards have authorized the adoption of non-fundamental policies that would allow each Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level permitted under the 1940 Act. None of the Funds currently lends any portfolio securities, and the Funds will not do so unless and until specific securities lending programs are considered and approved by their respective Boards. Mitchell Hutchins currently is considering proposals for securities lending programs for the Funds, and it anticipates presenting a recommendation for such a program to the Boards in the near future.

    Lending securities would enable a Fund to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Boards, a Fund would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins (or, where applicable, a Fund's sub-adviser) deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Fund would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. The Fund would retain the authority to terminate any loans at any time. A Fund would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Fund's interest.

       5. MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

        Funds to Which This Change Applies: All Funds.

        Proposed Text of Fundamental Restriction:

        "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities."

        Discussion: The proposed changes to this fundamental restriction clarify that the prohibition applies only to engaging in "the business of" underwriting securities. The proposed language also eliminates an exception for writing options, which the Boards believe does not need to be explicitly stated since writing options would not normally fall within the business of underwriting.

       6. MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

        Funds to Which This Change Applies: All Funds.

        Proposed Text of Fundamental Restriction:

        "The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

        Discussion: The proposed changes to this investment restriction eliminate minor inconsistencies in the wording of the Funds' current restrictions for greater uniformity and more completely describe the types of real estate-related securities that are permissible.

       7. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

        Funds to Which This Change Applies: All Funds.

        Proposed Text of Fundamental Restriction:

        "The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

        Discussion: The proposed changes to this investment restriction are intended to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by its Board. The Boards believe that this flexibility is necessary for the Funds to respond to the rapid and continuing development of derivative products. The proposed changes also allow flexibility in the event of changes in regulatory standards or limitations. The Funds' existing fundamental restrictions already permit the Boards to establish investment policies using most or all of these types of financial contracts.

       8. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PLEDGING PORTFOLIO
          SECURITIES.

        Fund to Which This Change Applies: Managed High Yield.

        Proposed Change; Text of Related Non-Fundamental Restriction:

    For Managed High Yield, the existing fundamental restriction on pledging securities would be eliminated upon the approval of Proposal 3, and the Fund would become subject to the following non-fundamental restriction:

        "The Fund will not mortgage, pledge or hypothecate any assets except in connection with permitted borrowings or the issuance of senior securities."

        Discussion: The Funds are not required to have a fundamental restriction on their ability to pledge securities, and Managed High Yield is the only Fund that currently has such a restriction. The current Managed High Yield fundamental restriction prevents the Fund from pledging more than 15% of its total assets. However, if Proposal 3 is approved, Managed High Yield's fundamental restriction on borrowing money or issuing senior securities would be relaxed, so that, if approved by the Board, it could borrow up to 33 1/3% of its total assets (plus an additional 5% of total assets for temporary or emergency purposes), but it will be subject to a non-fundamental restriction limiting borrowings to the same extent as under its current fundamental restriction. The Managed High Yield Board believes that the Fund's restriction on this subject should be non-fundamental and should allow the Fund to pledge assets to the same extent as it may borrow or issue senior securities.

       9. ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

        Funds to Which This Change Applies: All Funds.

        Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in margin transactions would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

        Discussion: The Funds are not required to have a fundamental restriction on a Fund's ability to engage in margin transactions. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on margin transactions should be made non-fundamental.

    The non-fundamental restriction eliminates minor differences in wording among existing fundamental restrictions and contains an exception for margin deposits in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

       10. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES.

        Funds to Which This Change Applies: All Funds.

        Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in short sales would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

        Discussion: Under the 1940 Act, the SEC is authorized to limit the ability of the Funds to engage in short sales, except in connection with an underwriting in which the Fund is a participant. One type of short sale transaction that is permitted under SEC policies is a short sale "against the box," in which a Fund engages in a short sale of a security that it already owns or has the right to own. These transactions generally are entered into in order to defer realization of gains or losses for tax or other purposes.

    Although the Funds may be limited in their ability to engage in short sales, the Funds are not required to establish a fundamental restriction on short sales. Consistent with the Boards' determination to promote flexibility and efficiency in the event of future changes in the law, the Boards believe that the Funds' fundamental restriction on this subject should be removed and replaced by a non-fundamental restriction. That non-fundamental restriction will eliminate minor differences in wording among existing fundamental restrictions and will contain an exception for short positions in connection with financial contracts or derivative instruments. The language of that exception conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities. Each non-fundamental restriction will clarify that a Fund may engage in short sales "against the box."

       11. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

        Funds to Which This Change Applies: Global High Income Dollar, Global Small Cap, Managed High Yield, Strategic Global and TAGS.

        Proposed Change; Text of Related Non-Fundamental Restriction:

    Upon the approval of Proposal 3, the existing fundamental restrictions on investments in oil, gas or minerals would be eliminated, and those Funds that currently have them would become subject to the following non-fundamental restriction:

        "The Fund will not invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition."

        Discussion: The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on oil, gas and mineral investments should be made non-fundamental.

    The non-fundamental restriction adopted by the Boards will eliminate minor differences in wording among existing fundamental restrictions and will establish uniform exceptions that serve to clarify the limited scope of the restriction. Also, the non-fundamental restriction applies only to oil, gas and mineral leases and development programs and not to other investments relating to oil, gas or minerals.

       12. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OTHER INVESTMENT COMPANIES.

        Fund to Which This Change Applies: TAGS.

        Proposed Change; Text of Related Non-Fundamental Restriction:

    For TAGS, the existing fundamental restriction on investments in other investment companies would be eliminated upon the approval of Proposal 3, and the Fund would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger."

        Discussion: The ability of the Funds to invest in other investment companies is limited under the 1940 Act, but the Funds are not required to have a fundamental restriction on this subject. TAGS is the only Fund to have such a fundamental restriction. In order to maximize the flexibility of TAGS in the event of future changes in federal and state securities rules or policies, its Board believes that the Fund's restriction on investments in other investment companies should be made non-fundamental.

    The non-fundamental restriction adopted by the Board will allow investments in other investment companies to the full extent permitted under the 1940 Act. TAGS' current fundamental restriction on this subject is a flat prohibition on investments in open-end investment companies. The Board believes that investments in open- end investment companies may be desirable under certain circumstances. For example, temporary investments of cash reserves in money market funds or other pooled investment vehicles may provide a combination of diversification and return that otherwise would not be available.

    REQUIRED VOTE. Approval of Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy.

    IF PROPOSAL 3 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE EXISTING FUNDAMENTAL RESTRICTIONS OF THE FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF PROPOSAL 3 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL 3 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND.

    EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                              -------------------

                             SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit proposals to be considered at a Fund's next annual meeting of Shareholders should send the proposals to that Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the following dates, which have been determined on the basis of SEC rules:

    FUND                                              DATE
------------------------------------  ------------------------------------
2002 Trust
All-American
Global High Income Dollar
Global Small Cap
Managed High Yield
Strategic Global
TAGS

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Funds.

                                          By order of the Boards,
                                          DIANNE E. O'DONNELL
                                          Secretary

February   , 1996

   IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A--Beneficial Ownership of Greater Than 5% of Fund Shares.......     A-1

Exhibit B--Years in Which Nominees Became Board Members.................     B-1

Exhibit C--Compensation Table...........................................     C-1

Exhibit D--Stock Ownership of Nominees and Current Board Members........     D-1

Exhibit E--Membership of Board Audit Committees.........................     E-1

Exhibit F--Additional Board and Committee Information...................     F-1

Exhibit G--Officer Information..........................................     G-1

Exhibit FR--Existing Fundamental Restrictions...........................    FR-1

                                                                       EXHIBIT A

             BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES
                                                                                   NUMBER AND
                                                                              PERCENTAGE OF SHARES
                                                                               BENEFICIALLY OWNED
                                                                                     AS OF
              NAME AND ADDRESS*                         NAME OF FUND            JANUARY 31, 1996
----------------------------------------------   --------------------------   --------------------








------------
* Each of the Shareholders listed in this Exhibit may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

                                                                       EXHIBIT B

                                                          YEAR IN WHICH NOMINEES BECAME BOARD MEMBERS*
                                        --------------------------------------------------------------------------------
                                                     E. GARRETT
                                        RICHARD Q.    BEWKES,      MEYER    GEORGE W.  FREDERIC V.  RICHARD    JOHN R.
   FUND NAME                            ARMSTRONG      JR.**      FELDBERG    GOWEN       MALEK      BURT    TORELL III
--------------------------------------- ----------  ------------  --------  ---------  -----------  -------  -----------
2002 Trust.............................    1995         1992        --        --          --          1995       1992
All-American Trust.....................    1995         1993        --        --          --          1995       1993
Global High Income Dollar..............    1995         1993        --        --          --          1995       1993
Global Small Cap.......................    1995         1993        --        --          --          --         1993
Managed High Yield.....................    1995         1993        --        --          --          1995       1993
Strategic Global.......................   --            1992        1992       1992        1992       --        --
TAGS...................................    1995         1992        --        --          --          1995       1992

------------
   *  Mary C. Farrell and                         , each of whom is a nominee for Board Member,
      are not listed in a column because they are not presently a Board Member of any
      PaineWebber-sponsored fund; Margo N. Alexander and Carl W. Schafer, though not Board
      Members of the Funds listed, presently serve as Board Members of other
      PaineWebber-sponsored funds.
  **  Mr. Bewkes resigned from each Board and was reappointed in 1993.

                                                                       EXHIBIT C

                               COMPENSATION TABLE

 COMPENSATION PAID TO BOARD MEMBERS DURING MOST RECENT FISCAL YEAR FROM COMPANY
                        AND TOTAL COMPENSATION PAID FROM
                             FUND COMPLEX FOR 1995
                                                         ALL-AMERICAN    GLOBAL HIGH     GLOBAL      MANAGED
       INDEPENDENT BOARD MEMBER(1)          2002 TRUST      TRUST       INCOME DOLLAR   SMALL CAP   HIGH YIELD   STRATEGIC GLOBAL
------------------------------------------  ----------   ------------   -------------   ---------   ----------   ----------------
Richard Q. Armstrong......................    $1,125        $2,000         $ 1,125         --          --            --
Richard Burt..............................    $  875        $1,500         $   875             0       --            --
Meyer Feldberg............................     --           --              --             --          --             $6,500
George W. Gowen...........................     --           --              --             --          --             $6,500
Frederic V. Malek.........................     --           --              --             --          --             $6,500
Judith Davidson Moyers*...................     --           --              --             --          --             $6,500
Carl W. Schafer...........................     --           --              --             --          --            --
John R. Torell............................    $3,250        $4,125         $ 3,250       $ 3,750      $3,875         --
William D. White*.........................    $3,250        $4,125         $ 3,250       $ 2,750      $3,375         --

                                                     TOTAL COMPENSATION FROM
                                                        COMPANY AND FUND
                                                          COMPLEX PAID
                                                        TO BOARD MEMBERS
                                                       FOR THE YEAR ENDED
       INDEPENDENT BOARD MEMBER(1)           TAGS     DECEMBER 31, 1995(2)
------------------------------------------  ------   -----------------------
Richard Q. Armstrong......................    --            $   9,000
Richard Burt..............................    --            $   7,750
Meyer Feldberg............................    --            $ 106,375
George W. Gowen...........................    --            $  99,750
Frederic V. Malek.........................    --            $  99,750
Judith Davidson Moyers*...................    --            $  98,500
Carl W. Schafer...........................    --            $ 118,175
John R. Torell............................  $3,750          $  28,125
William D. White*.........................  $3,250          $  33,125

------------

  * Indicates Board Member not standing for re-election.
 ** $625 in fees were paid after fiscal year for attendance of [meetings] during past fiscal year.
(1) Board Members who were not independent did not receive compensation from the Companies.
(2) No Company or Fund has a bonus, pension, profit sharing or retirement plan.

                                                                       EXHIBIT D

             STOCK OWNERSHIP OF NOMINEES AND CURRENT BOARD MEMBERS
               NOMINEE OR MEMBER OF THE BOARD                          NO. OF SHARES HELD AS OF
                  STANDING FOR REELECTION                      FUND        JANUARY 31, 1996
------------------------------------------------------------   ----    ------------------------
Margo N. Alexander..........................................
Richard Q. Armstrong........................................
E. Garrett Bewkes, Jr. .....................................
Richard Burt................................................
Mary C. Farrell.............................................
Meyer Feldberg..............................................
George W. Gowen.............................................
Frederic V. Malek...........................................
Carl W. Schafer.............................................
John R. Torell III..........................................

               NOMINEE OR MEMBER OF THE BOARD                          NO. OF SHARES HELD AS OF
                NOT STANDING FOR REELECTION                    FUND        JANUARY 31, 1996
------------------------------------------------------------   ----    ------------------------
Judith Davidson Moyers......................................
William D. White............................................

                                                                       EXHIBIT E

                      MEMBERSHIP ON BOARD AUDIT COMMITTEES*
                                                                                                                     BOARD
                                                                                                                     MEMBER
                                                                                                                      NOT
                                                                                                                    STANDING
                                                                                                                      FOR
                                                                                                                    REELECTION
                                                       CURRENT BOARD MEMBERS STANDING FOR REELECTION                --------
                                           ----------------------------------------------------------------------    JUDITH
                                           RICHARD Q.    MEYER     GEORGE W.   FREDERIC V.   RICHARD    JOHN R.     DAVIDSON
COMPANY/FUND NAME                          ARMSTRONG    FELDBERG     GOWEN        MALEK       BURT     TORELL III    MOYERS
-----------------------------------------  ----------   --------   ---------   -----------   -------   ----------   --------
2002 Trust...............................       A                                               A           A
All-American Trust.......................       A                                               A           A
Global High Income Dollar................       A                                               A           A
Global Small Cap.........................                                                       A           A
Managed High Yield.......................       A                                               A           A
Strategic Global.........................                   A          A            A                                    A
TAGS.....................................       A                                               A           A

                                           WILLIAM D.
COMPANY/FUND NAME                            WHITE
-----------------------------------------  ----------
2002 Trust...............................       A
All-American Trust.......................       A
Global High Income Dollar................       A
Global Small Cap.........................       A
Managed High Yield.......................       A
Strategic Global.........................
TAGS.....................................       A

------------

 * Only disinterested Board Members serve on Board audit committees.

 A = Member of audit committee

                                                                       EXHIBIT F

                   ADDITIONAL BOARD AND COMMITTEE INFORMATION
                                                                  GLOBAL HIGH
                                                   ALL-AMERICAN     INCOME       GLOBAL      MANAGED     STRATEGIC
                                      2002 TRUST      TRUST         DOLLAR      SMALL CAP   HIGH YIELD    GLOBAL      TAGS
                                      ----------   ------------   -----------   ---------   ----------   ---------   ------
Annual Fee(1).......................    $1,500        $1,500        $ 1,500      $ 1,500      $1,500      $ 3,000    $3,000
Fee for Attendance of Board
 Meetings(1)........................    $  250        $  250        $   250      $   250      $  250      $   500    $  250
Fee for Attendance of Committee
 Meetings(1)........................    $  250        $  250        $   250      $   250      $  250      $   250    $  250

------------
(1) Reflects compensation rates in effect prior to changes described in proxy statements. Members of the Board who were not independent did not receive compensation from the Companies.

                                                                      EXHIBIT FR

                       EXISTING FUNDAMENTAL RESTRICTIONS
                          PAINEWEBBER CLOSED END FUNDS

    The existing fundamental restrictions of each Fund will be found on the following pages of this exhibit.

                               TABLE OF CONTENTS

2002 Trust.........................................................    FR-2
All-American.......................................................    FR-3
Global High Income Dollar..........................................    FR-4
Global Small Cap...................................................    FR-5
Managed High Yield.................................................    FR-6
Strategic Global...................................................    FR-8
TAGS...............................................................    FR-9

2002 TRUST

The Trust may not:

    (1) issue senior securities or borrow money from banks or other entities (including borrowings through reverse repurchase agreements and mortgage dollar rolls), in excess of 33 1/3% of the Trust's total assets (including the amount of borrowings and senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that the Trust may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

    (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided, that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the Trust's total assets may be invested without regard to this 5% limitation;

    (3) make an investment in any one industry if the investment would cause the aggregate value of all the Trust's investments in such industry to equal 25% or more of the Trust's total assets; provided that this limitation shall not apply to: (a) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) securities issued by Municipal Issuers other than those backed only by the assets and revenues of a nongovernmental entity; and (c) investments in mortgage-backed and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation;

    (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Trust may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

    (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Trust may be deemed an underwriter under federal securities laws and except that the Trust may write options;

    (6) make short sales of securities or maintain a short position, except that the Trust may maintain short positions in connection with its use of Strategic Transactions and may sell short "against the box;"

    (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Trust may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Trust may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement;

    (8) purchase or sell commodities or commodity contracts, except that the Trust may engage in Strategic Transactions;

    (9) make loans, except through loans of portfolio instruments, mortgage dollar rolls and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of fundamental investment limitation (2) above, Mortgage- and Asset-Backed Securities will not be considered to have been issued by the same issuer by reason of such securities having the same sponsor, and Mortgage- and Asset-Backed Securities issued by a finance subsidiary or other single purpose subsidiary of a corporation that are not guaranteed by the parent corporation will be considered to be issued by a separate issuer from its parent corporation.

ALL-AMERICAN

As fundamental investment limitations, the Trust may not:

    (1) issue senior securities or borrow money from banks or other entities (including borrowings through reverse repurchase agreements and mortgage dollar rolls), in excess of 33 1/3% of the Trust's total assets (including the amount of borrowings and senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that the Trust may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

    (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided, that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the Trust's total assets may be invested without regard to this 5% limitation;

    (3) make an investment in any one industry if the investment would cause the aggregate value of all the Trust's investments in such industry to equal 25% or more of the Trust's total assets; provided that this limitation shall not apply to: (a) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (b) securities issued by Municipal Issuers other than those backed only by the assets and revenues of a non-governmental entity;

    (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Trust may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

    (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Trust may be deemed an underwriter under federal securities laws and except that the Trust may write options;

    (6) make short sales of securities or maintain a short position, except that the Trust may maintain short positions in connection with its use of Strategic Transactions and may sell short "against the box";

    (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Trust may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Trust may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement;

    (8) purchase or sell commodities or commodity contracts, except that the Trust may engage in Strategic Transactions; or

    (9) make loans, except through loans of portfolio instruments, mortgage dollar rolls and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of fundamental investment limitation (2) above, Mortgage-Backed Securities and Asset-Backed Securities will not be considered to have been issued by the same issuer by reason of such securities having the same sponsor, and Mortgage-Backed Securities and Asset-Backed Securities issued by a finance subsidiary or other single purpose subsidiary of a corporation that are not guaranteed by the parent corporation will be considered to be issued by a separate issuer from its parent corporation.

GLOBAL HIGH INCOME DOLLAR

The Fund may not:

    (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

    (2) make an investment in any one industry if the investment would cause the aggregate value of all investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

    (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts, forward currency contracts and other financial instruments;

    (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

    (5) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward currency contracts;

    (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interest therein;

    (7) purchase or sell commodities or commodity contracts, except that the Fund may sell commodities received upon the exercise of warrants, may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

    (8) invest in oil, gas or mineral-related programs or leases; or

    (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

GLOBAL SMALL CAP

The Fund may not:

    (1) issue senior securities (including borrowing money from banks and other entities, and reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

    (2) make an investment in any one industry if the investment would cause the aggregate value of all of the Fund's investments in such industry to equal 25% or more of the Fund's total assets, provided that this limitation shall not apply with respect to investments issued or guaranteed by the U.S. government, its agencies or instrumentalities;

    (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

    (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

    (5) make short sales of securities or maintain a short position, except that the Fund may make short sales "against the box" and maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

    (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

    (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

    (8) invest in oil, gas or mineral-related programs or leases;

    (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or

    (10) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

MANAGED HIGH YIELD

The Fund may not:

    (1) issue senior securities, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), except to the extent such issuance might be involved with respect to borrowings described under (2) below or with respect to transactions involving futures, options, forward currency contracts and other financial instruments;

    (2) borrow money in excess of 10% of the value (taken at the lower of cost and current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations that might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (The Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding. Interest rate protection transactions are not considered borrowings for this purpose);

    (3) pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) in connection with borrowings permitted by (2) above except in connection with futures, options, forward currency contracts, forward commitments, when-issued or delayed delivery securities and other financial instruments;

    (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts, forward currency contracts and other financial instruments;

    (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

    (6) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts, forward currency contracts and options on futures contracts and the Fund may sell short "against the box";

    (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

    (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts, options, forward currency contracts and other financial instruments;

    (9) invest in oil, gas or mineral-related programs or leases;

    (10) make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, through repurchase agreements or through the lending of its portfolio securities with respect to not more than 25% of its total assets;

    (11) invest 25% or more of the value of its total assets in securities of issuers in any one industry (Securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a U.S. governmental entity are not considered to represent industries); or

    (12) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation.

    Except for the investment restrictions listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors. Although the Fund has no present intention of doing so during the coming year, the Fund may sell short "against the box."

STRATEGIC GLOBAL

The Fund may not:

    (1) issue senior securities (including borrowing money from banks and other entities, reverse repurchase agreements and dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

    (2) make an investment in any one industry if the investment would cause the aggregate value of all of the Fund's investments in such industry to exceed 25% of the Fund's total assets, provided that this limitation shall not apply with respect to investments in U.S. government securities;

    (3) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

    (4) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

    (5) make short sales of securities or maintain a short position, except that the Fund may make short sales and maintain short positions in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

    (6) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

    (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial and currency futures contracts and options thereon, may purchase and sell forward contracts, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies;

    (8) invest in oil, gas or mineral-related programs or leases; or

    (9) make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

TAGS

The Series has adopted certain investment limitations which, like the Series' investment objective, may not be changed without the approval of its shareholders. The Series may not:

    (1) issue senior securities (including borrowing money from banks and other entities reverse repurchase agreements and dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that the Series may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

    (2) purchase the securities of any issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Series' assets may be invested without regard to this limitation;

    (3) make an investment in any one industry if the investment would cause the aggregate value of all of the Series' investments in such industry to equal 25% or more of the Series' total assets, provided that this limitation shall not apply with respect to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and provided further that this limitation also shall not apply to investments in mortgage-backed and asset-backed securities (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government), which shall be considered a single industry for purposes of this limitation;

    (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Series may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

    (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed an underwriter under federal securities laws and except that the Series may write options:

    (6) make short sales of securities or maintain a short position, except that the Series may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short "against the box;"

    (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Series may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

    (8) purchase or sell commodities or commodity contracts, except that the Series may purchase or sell financial futures contracts and options thereon;

    (9) invest in oil, gas or mineral-related programs or leases;

    (10) make loans, except through loans of portfolio instruments, reverse repurchase agreements and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or

    (11) invest in the securities of an open-end investment company.

                                                                       EXHIBIT G

                                                 OFFICER INFORMATION
                                                                                                  OFFICER SINCE
                                                                                            -------------------------
                                                                        NO. OF INVESTMENT
                                                                          COMPANIES ON         2002
    NAME; PRINCIPAL BUSINESS OCCUPATION                                  WHICH SERVES AS      TARGET     ALL-AMERICAN
          FOR THE PAST FIVE YEARS             AGE          OFFICE          AN OFFICER1      TERM TRUST    TERM TRUST
--------------------------------------------  ---     ----------------  -----------------   ----------   ------------
Margo N. Alexander; Mrs. Alexander is         48      President                  30             5/95          5/95
 president, chief executive officer and a
 director of Mitchell Hutchins (since
 January 1995). Mrs. Alexander is an
 executive vice president and director of
 PaineWebber.
T. Kirkham Barneby; Mr. Barneby is a          49      Vice President              5             9/95
 managing director and chief investment
 officer--quantitative investment of
 Mitchell Hutchins. Prior to September 1994,
 he was a senior vice president at Vantage
 Global Management. Prior to June 1993, he
 was a senior vice president at Mitchell
 Hutchins Institutional Investors, Inc.
Teresa M. Boyle; Ms. Boyle is a first vice    37      Vice President             30            12/93         12/93
 president and manager-- advisory
 administration of Mitchell Hutchins. Prior
 to November 1993, she was compliance
 manager of Hyperion Capital Management,
 Inc., an investment advisory firm. Prior to
 April 1993, Ms. Boyle was a vice president
 and manager--legal administration of
 Mitchell Hutchins.
Gigi Capes; Ms. Capes is a vice president     31      Vice President             30            11/95         11/95
 and the tax manager of the mutual fund               and Assistant
 finance division of Mitchell Hutchins.               Treasurer
 Prior to 1992, she was a tax senior
 consultant with KPMG Peat Marwick.
Joan L. Cohen; Ms. Cohen is a vice president  31      Vice President            [25]            2/94          2/94
 and attorney of Mitchell Hutchins. Prior to          and Assistant
 December 1993, she was an associate at the           Secretary
 law firm of Seward & Kissel.
Mary B. King; Mrs. King is a first vice       32      Vice President              2                           2/93
 president and a portfolio manager of
 Mitchell Hutchins.
Thomas J. Libassi; Mr. Libassi is a senior    37      Vice President              4                           9/95
 vice president and portfolio manager of
 Mitchell Hutchins. Prior to May 1994, he
 was a vice president of Keystone Custodian
 Funds Inc. with portfolio management
 responsibility.
C. William Maher; Mr. Maher is a first vice   34      Vice President             30             6/95          6/95
 president and a senior manager of the                and Assistant
 mutual fund finance division of Mitchell             Treasurer
 Hutchins.


                                                                                                             TRIPLE A AND
                                               GLOBAL HIGH    GLOBAL SMALL    MANAGED       STRATEGIC         GOVERNMENT
    NAME; PRINCIPAL BUSINESS OCCUPATION       INCOME DOLLAR     CAP FUND     HIGH YIELD   GLOBAL INCOME      SERIES--1997,
          FOR THE PAST FIVE YEARS               FUND INC.         INC.       FUND, INC.     FUND, INC.           INC.
--------------------------------------------  -------------   ------------   ----------   --------------   -----------------
Margo N. Alexander; Mrs. Alexander is              5/95            5/95          5/95           5/95              5/95
 president, chief executive officer and a
 director of Mitchell Hutchins (since
 January 1995). Mrs. Alexander is an
 executive vice president and director of
 PaineWebber.
T. Kirkham Barneby; Mr. Barneby is a                                                                              9/95
 managing director and chief investment
 officer--quantitative investment of
 Mitchell Hutchins. Prior to September 1994,
 he was a senior vice president at Vantage
 Global Management. Prior to June 1993, he
 was a senior vice president at Mitchell
 Hutchins Institutional Investors, Inc.
Teresa M. Boyle; Ms. Boyle is a first vice        12/93           12/93         12/93          12/93             12/93
 president and manager-- advisory
 administration of Mitchell Hutchins. Prior
 to November 1993, she was compliance
 manager of Hyperion Capital Management,
 Inc., an investment advisory firm. Prior to
 April 1993, Ms. Boyle was a vice president
 and manager--legal administration of
 Mitchell Hutchins.
Gigi Capes; Ms. Capes is a vice president         11/95           11/95         11/95          11/95             11/95
 and the tax manager of the mutual fund
 finance division of Mitchell Hutchins.
 Prior to 1992, she was a tax senior
 consultant with KPMG Peat Marwick.
Joan L. Cohen; Ms. Cohen is a vice president       2/94            2/94          2/94           2/94              2/94
 and attorney of Mitchell Hutchins. Prior to
 December 1993, she was an associate at the
 law firm of Seward & Kissel.
Mary B. King; Mrs. King is a first vice
 president and a portfolio manager of
 Mitchell Hutchins.
Thomas J. Libassi; Mr. Libassi is a senior                                       9/94
 vice president and portfolio manager of
 Mitchell Hutchins. Prior to May 1994, he
 was a vice president of Keystone Custodian
 Funds Inc. with portfolio management
 responsibility.
C. William Maher; Mr. Maher is a first vice        6/95            6/95          6/95           6/95              6/95
 president and a senior manager of the
 mutual fund finance division of Mitchell
 Hutchins.

                                                 OFFICER INFORMATION
                                                                                                  OFFICER SINCE
                                                                                            -------------------------
                                                                        NO. OF INVESTMENT
                                                                          COMPANIES ON         2002
    NAME; PRINCIPAL BUSINESS OCCUPATION                                  WHICH SERVES AS      TARGET     ALL-AMERICAN
          FOR THE PAST FIVE YEARS             AGE          OFFICE          AN OFFICER1      TERM TRUST    TERM TRUST
--------------------------------------------  ---     ----------------  -----------------   ----------   ------------
Dennis McCauley; Mr. McCauley is a managing   49      Vice President             18                           9/95
 director and Chief Investment
 Officer--Fixed Income of Mitchell Hutchins.
 Prior to December 1994, he was Director of
 Fixed Income Investments of IBM
 Corporation.
Ann E. Moran; Ms. Moran is a vice president   38      Vice President             30             6/93          6/93
 of Mitchell Hutchins.                                and Assistant
                                                      Treasurer
Dianne E. O'Donnell; Ms. O'Donnell is a       43      Vice President             30            10/92         11/92
 senior vice president and deputy general             and Secretary
 counsel of Mitchell Hutchins.
Victoria E. Schonfeld; Ms. Schonfeld is a     45      Vice President             30             5/94          5/94
 managing director and general counsel of
 Mitchell Hutchins. From April 1990 to May
 1994, she was a partner in the law firm of
 Arnold & Porter. Prior to April 1990, she
 was a partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.
Paul H. Schubert; Mr. Schubert is a first     33      Vice President             30             9/94          9/94
 vice president and a senior manager of the           and Assistant
 mutual fund finance division of Mitchell             Treasurer
 Hutchins. From August 1992 to August 1994,
 he was a vice president at BlackRock
 Financial Management, L.P. Prior to August
 1992, he was an audit manager with Ernst &
 Young LLP.
Nirmal Singh; Mr. Singh is a first vice       39      Vice President              5
 president of Mitchell Hutchins. Prior to
 September 1993, he was a member of the
 portfolio management term at Merrill Lynch
 Asset Management, Inc.
Julian F. Sluyters; Mr. Sluyters is a senior  35      Vice President             30            10/92         11/92
 vice president and the director of the               and Treasurer
 mutual fund finance division of Mitchell
 Hutchins. Prior to 1991, he was an audit
 senior manager with Ernst & Young LLP.
Mark A. Tincher; Mr. Tincher is a managing    40      Vice President             11                           9/95
 director and chief investment officer--U.S.
 equity investments of Mitchell Hutchins.
 Prior to March 1995, he was a vice
 president and directed the U.S. funds
 management and equity research areas of
 Chase Manhattan Private Bank.


                                                                                                             TRIPLE A AND
                                               GLOBAL HIGH    GLOBAL SMALL    MANAGED       STRATEGIC         GOVERNMENT
    NAME; PRINCIPAL BUSINESS OCCUPATION       INCOME DOLLAR     CAP FUND     HIGH YIELD   GLOBAL INCOME      SERIES--1997,
          FOR THE PAST FIVE YEARS               FUND INC.         INC.       FUND, INC.     FUND, INC.           INC.
--------------------------------------------  -------------   ------------   ----------   --------------   -----------------
Dennis McCauley; Mr. McCauley is a managing        9/95                                         9/95              9/95
 director and Chief Investment
 Officer--Fixed Income of Mitchell Hutchins.
 Prior to December 1994, he was Director of
 Fixed Income Investments of IBM
 Corporation.
Ann E. Moran; Ms. Moran is a vice president        6/93            6/93          6/93           6/93              6/93
 of Mitchell Hutchins.
Dianne E. O'Donnell; Ms. O'Donnell is a            2/93            6/93          6/93          11/91              5/92
 senior vice president and deputy general
 counsel of Mitchell Hutchins.
Victoria E. Schonfeld; Ms. Schonfeld is a          5/94            5/94          5/94           5/94              5/94
 managing director and general counsel of
 Mitchell Hutchins. From April 1990 to May
 1994, she was a partner in the law firm of
 Arnold & Porter. Prior to April 1990, she
 was a partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.
Paul H. Schubert; Mr. Schubert is a first          9/94            9/94          9/94           9/94              9/94
 vice president and a senior manager of the
 mutual fund finance division of Mitchell
 Hutchins. From August 1992 to August 1994,
 he was a vice president at BlackRock
 Financial Management, L.P. Prior to August
 1992, he was an audit manager with Ernst &
 Young LLP.
Nirmal Singh; Mr. Singh is a first vice                                                                           9/95
 president of Mitchell Hutchins. Prior to
 September 1993, he was a member of the
 portfolio management term at Merrill Lynch
 Asset Management, Inc.
Julian F. Sluyters; Mr. Sluyters is a senior       2/93            6/93          6/93           2/92              5/92
 vice president and the director of the
 mutual fund finance division of Mitchell
 Hutchins. Prior to 1991, he was an audit
 senior manager with Ernst & Young LLP.
Mark A. Tincher; Mr. Tincher is a managing                         9/95          9/95
 director and chief investment officer--U.S.
 equity investments of Mitchell Hutchins.
 Prior to March 1995, he was a vice
 president and directed the U.S. funds
 management and equity research areas of
 Chase Manhattan Private Bank.

                                                 OFFICER INFORMATION
                                                                                                  OFFICER SINCE
                                                                                            -------------------------
                                                                        NO. OF INVESTMENT
                                                                          COMPANIES ON         2002
    NAME; PRINCIPAL BUSINESS OCCUPATION                                  WHICH SERVES AS      TARGET     ALL-AMERICAN
          FOR THE PAST FIVE YEARS             AGE          OFFICE          AN OFFICER1      TERM TRUST    TERM TRUST
--------------------------------------------  ---     ----------------  -----------------   ----------   ------------
Gregory K. Todd; Mr. Todd is a first vice     39      Vice President             30             6/93          6/93
 president and associate general counsel of           and Assistant
 Mitchell Hutchins. Prior to 1993, he was a           Secretary
 partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.
Craig M. Varrelman; Mr. Varrelman is a first  37      Vice President              2
 vice president of Mitchell Hutchins.
Stuart Waugh; Mr. Waugh is a managing         40      Vice President              5
 director and a portfolio manager of
 Mitchell Hutchins responsible for global
 fixed income investments and currency
 trading.
Keith A. Weller; Mr. Weller is a first vice   34      Vice President            [24]            9/95          9/95
 president and associate general counsel of           and Assistant
 Mitchell Hutchins. From September 1987 to            Secretary
 May 1995, he was an attorney in private
 practice.

                                                                                                             TRIPLE A AND
                                               GLOBAL HIGH    GLOBAL SMALL    MANAGED       STRATEGIC         GOVERNMENT
    NAME; PRINCIPAL BUSINESS OCCUPATION       INCOME DOLLAR     CAP FUND     HIGH YIELD   GLOBAL INCOME      SERIES--1997,
          FOR THE PAST FIVE YEARS               FUND INC.         INC.       FUND, INC.     FUND, INC.           INC.
--------------------------------------------  -------------   ------------   ----------   --------------   -----------------
Gregory K. Todd; Mr. Todd is a first vice          6/93            6/93          6/93           6/93              6/93
 president and associate general counsel of
 Mitchell Hutchins. Prior to 1993, he was a
 partner in the law firm of Shereff,
 Friedman, Hoffman & Goodman.
Craig M. Varrelman; Mr. Varrelman is a first                                                                      9/95
 vice president of Mitchell Hutchins.
Stuart Waugh; Mr. Waugh is a managing              2/93                                         9/92
 director and a portfolio manager of
 Mitchell Hutchins responsible for global
 fixed income investments and currency
 trading.
Keith A. Weller; Mr. Weller is a first vice        9/95            9/95          9/95           9/95              9/95
 president and associate general counsel of
 Mitchell Hutchins. From September 1987 to
 May 1995, he was an attorney in private
 practice.

------------
* indicates the investment company on which the officer serves, but additional information needed on month/year officer was appointed.

1 indicates only investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser; each officer serves in the same office for each separate investment company; each officer serves in the same capacity for each separate investment company.

                                      PROXY
                                      -----


                           2002 Target Term Trust Inc.
                          All-American Term Trust Inc.
                       Global High Income Dollar Fund Inc.
                           Global Small Cap Fund Inc.
                          Managed High Yield Fund Inc.
                        Strategic Global Income Fund, Inc.
                   Triple A and Government Series - 1997, Inc.


       Special and Annual Meetings of Shareholders - _______________, 1996

This proxy is solicited on behalf of the Boards of Directors of each of the above listed Companies. The undersigned hereby appoints as proxies _______________ and _______________ and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Company specified on the mailing label on this proxy card at the above referenced meetings, and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the relevant Company.


                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucon Drive, Deer Park, NY 11729.

        Please indicate your vote by an "X" in the appropriate box below.
                 The Board of Directors recommends a vote "FOR"

1.   For each Company:
     Election of eleven members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

     _____ FOR all nominees listed below (except       _____ WITHHOLD AUTHORITY
           as marked to the contrary below)                  to vote for all
                                                             nominees listed
                                                             below.


(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike though the nominee's name in the list below.)

Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III, [_____________________]


                                             FOR       AGAINST        ABSTAIN

2.   Only for 2002 Target Term Trust Inc.,
     Global High Income Dollar Fund Inc.
     and Strategic Global Income Fund, Inc.:
     Ratify the selection of independent
     auditors for its current fiscal year    ______    ______         ______

3.   For each Company:
     Approval of certain changes to the
     Fund's fundamental investment
     restrictions                            ______    ______         ______


                   Continued and to be signed on reverse side

           This proxy will not be voted unless it is dated and signed exactly as instructed below


If Shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If Shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."


                                        Sign exactly as name appears hereon.


                                     __________________________(L.S.)


                                     __________________________(L.S.)


                                     Date_____________________, 1996